Date of Purchase
Fund Name
SSC Fund Code
Money Manager
CUSIP
Issuer
Broker
Underwriter(s)
Affiliated Underwriter in the
Syndicate
Amount of Purchase ($)
Amount of Offering ($)
Purchase Price Net of Fees and
Expenses
Offering Price at Close of First
Business Day
Commission, Spread or Profit
11/08/05
Diversified Bond
GU42
Lehman Brothers
78387GAS2
SBC Communications
Barclays
Banc of America Securities LLC;
Barclays Capital; JP Morgan;
LaSalle Capital Markets;
Goldman, Sachs & Co.; Citigroup;
Deutsche Bank Securities;
Lehman Brothers;
Credit Suisse First Boston;
Morgan Stanley; HSBC;
UBS Investment Bank;
Merrill Lynch & Co.;
Lehman Brothers
$3,203,868.90
$1,000,000,000.00
99.809
99.809
..175%
11/08/05
Fixed Income
CH43
Lehman Brothers
78387GAS2
SBC Communications
Barclays
Banc of America Securities LLC;
Barclays Capital; JP Morgan;
LaSalle Capital Markets;
Goldman, Sachs & Co.; Citigroup;
Deutsche Bank Securities;
Lehman Brothers;
Credit Suisse First Boston;
Morgan Stanley; HSBC;
UBS Investment Bank;
Merrill Lynch & Co.;
Lehman Brothers
$2,325,549.70
$1,000,000.00
99.809
99.809
..175%
01/13/06
Real Estate Securities Fund
GU11
REEF America LLC
554382101
The Macerich Company Common Stock
JP Morgan Securities
Deutsche Bank Securities, JP Morgan
Deutsche Bank Securities, Inc.
$1,390,000.00
$661,904,795.00
$69.50
$69.50
1.2
03/02/06
Equity I
CH0J
Marsico Capital Management LLC
37247D106
Genworth Financial Inc, Class A
Citigroup; JP Morgan; Goldman Sachs;
Lehman Brothers; Merrill Lynch;
Morgan Stanley; UBS Investment Bank;
Wachovia Securities	Credit Suisse;
Deutsche Bank;  BB&T Capital Markets;
Blaylock & Company Inc.; Capital
Management Group; Fox-Pitt, Kelton;
Ramirex & Co. Inc.; Friedman Billings
Ramsey; Utendahl Capital; Keefe,
Bruyette & Woods; The Williams Capital
Griup, L.P.
Banc of America Securities LLC
$655,000.00
$2,332,342,307.00
$32.75 	 $32.75
2.50% or $.81875/share
03/02/06
Diversified Equity
GU0J
Marsico Capital Management LLC
37247D106
Genworth Financial Inc, Class A
Citigroup; JP Morgan; Goldman Sachs;
Lehman Brothers; Merrill Lynch; Morgan
Stanley; UBS Investment Bank;
Wachovia Securities;
Credit Suisse; Deutsche Bank;
BB&T Capital Markets;
Blaylock & Company Inc.; Capital
Management Group; Fox-Pitt, Kelton;
Ramirex & Co. Inc.; Friedman Billings
Ramsey; Utendahl Capital; Keefe,
Bruyette & Woods; The Williams
Capital Griup, L.P.
Banc of America Securities LLC
$4,093,750.00
$2,332,342,307.00
$32.75
$32.75
2.50% or $.81875/share
03/21/06
Diversified Bond
GU42
Lehman Brothers Asset Management
59562VAL1
Mid American Energy 6.125%
JP Morgan
Lehman Brothers; JP Morgan;
RBS Greenwich Capital; LaSalle
Capital Markets; Wedbush Morgan
Securities, Inc.; Wachovia Securities;
BNY Capital Markets, Inc.; BNP Paribas;
Barclays Capital
Lehman Brothers
$5,267,733.90
$1,700,000,000.00
99.957
99.957
$5.50
03/21/06
Fixed Income I
CH43
Lehman Brothers Asset Management
59562VAL1
Mid American Energy 6.125%
JP Morgan
Lehman Brothers; JP Morgan; RBS
Greenwich Capital; LaSalle Capital
Markets; Wedbush Morgan Securities,
Inc.; Wachovia Securities; BNY
Capital Markets, Inc.; BNP Paribas;
Barclays Capital
Lehman Brothers
$3,838,348.80
$1,700,000,000.00
99.957
99.957
$5.50
03/08/06
Diversified Bond
GU42
Lehman Brothers Asset Management
46625YF65
JP Morgan Chase Commercial Mortgage
Pass-Through Certificates
Nomura	JP Morgan; NOMURA; Eurohypo;
Citigroup; Credit Suisse; Lehman
Brothers
Lehman Brothers
$3,615,000.00
$555,000,000.00
100
100
$-
03/08/06
Fixed Income I
CH43
Lehman Brothers Asset Management
46625YF65
JP Morgan Chase Commercial Mortgage
Pass-Through Certificates
Nomura	JP Morgan; NOMURA; Eurohypo;
 Citigroup; Credit Suisse; Lehman
Brothers
Lehman Brothers
$2,635,000.00
$555,000,000.00
100
100
$-
02/15/06
Diversified Bond
GU42
Lehman Brothers Asset Management
76113BAM1
RESCAP 6% 2/22/2011
Bank of America
Banc of America Securities LLC;
Credit Suisse; RBS Greenwich Capital;
HSBC;
Lehman Brothers
$1,284,840.00
$1,500,000,000.00
99.6
99.6
$0.00
02/15/06
Diversified Bond
GU42
Lehman Brothers Asset Management
76113BAM1
RESCAP 6% 2/22/2011
Bank of America
Banc of America Securities LLC;
Credit Suisse; RBS Greenwich Capital;
HSBC
Lehman Brothers
$896,400.00
$1,500,000,000.00
99.6
99.6
$0.00
02/14/06
Diversified Bond
GU42
Lehman Brothers Asset Management
17275RAB8
Cisco Systems 5.25% 2/22/2011
Morgan Stanley	Citigroup; JP Morgan;
Merrill Lynch & Co.; Morgan Stanley
Lehman Brothers
$1,412,297.35
$3,000,000,000.00
99.809
99.809
$0.00
02/14/06
Fixed Income I
CH43
Lehman Brothers Asset Management
17275RAB8
Cisco Systems 5.25% 2/22/2011
Morgan Stanley	Citigroup; JP Morgan;
 Merrill Lynch & Co.; Morgan Stanley
Lehman Brothers	$983,118.65
$3,000,000,000.00
99.809
99.809
$0.00
02/09/06
Diversified Bond
GU42
Lehman Brothers Asset Management
92343VAB0
Verizon Communications 5.35% 2/15/11
Morgan Stanley; Ramirez & Co.
Morgan Stanley & Co. Inc.;
Banc of America Securities, LLC;
Goldman, Sachs & Co.; The Williams
Group,L.P.; Blaylock & Co. Inc.;
Ramirez & Company, Inc.
Lehman Brothers
$1,117,524.80
$500,000,000.00
99.779
99.779
$0.00
02/09/06
Fixed Income I
CH43
Lehman Brothers Asset Management
92343VAB0
Verizon Communications 5.35% 2/15/11
Morgan Stanley; Ramirez & Co.
Morgan Stanley & Co. Inc.; Banc of
 America Securities, LLC; Goldman,
Sachs & Co.; The Williams Group,
L.P.; Blaylock & Co. Inc.; Ramirez
 & Company, Inc.
Lehman Brothers
$773,287.25
$500,000,000.00
99.779
99.779
0.35%
02/28/06
Diversified Bond
GU42
Lehman Brothers Asset Management
125581AX6
CIT Group 5.40% 3/7/13
Blalock & Company, Inc.
Blalock & Co., Inc.;
The Williams Capital Group, L.P.;
Lehman Brothers; Doley Securities LLC;
Guzman & Company; Loop Capital Markets,
LLC; Ramirez & Co., Inc.; Siebert
Capital Markets; Toussaint Capital
Partners, LLC; Utendahl Capital
Partners, L.P.
Lehman Brothers
$1,910,480.60
$500,000,000.00
99.764
99.764
0.40%
02/28/06
Fixed Income I
CH43
Lehman Brothers Asset Management
125581AX6
CIT Group 5.40% 3/7/13
Blalock & Company, Inc.	Blalock
& Co., Inc.; The Williams Capital
 Group, L.P.; Lehman Brothers;
Doley Securities LLC; Guzman &
Company; Loop Capital Markets, LLC;
 Ramirez & Co., Inc.; Siebert
Capital Markets; Toussaint Capital
 Partners, LLC; Utendahl Capital
Partners, L.P.
Lehman Brothers
$1,391,707.80
$500,000,000.00
99.764
99.764
0.40%
02/14/06
Diversified Bond
GU42
Lehman Brothers Asset Management
17275RAC6
Cisco Systems 5.50% 2/22/2016
JP Morgan
Citigroup; JP Morgan; Merrill
Lynch & Co.; Morgan Stanley
Lehman Brothers
$3,349,621.95
$3,000,000,000.00
99.543
99.543
0.45%
02/14/06
Fixed Income I
CH43
Lehman Brothers Asset Management
17275RAC6
Cisco Systems 5.50% 2/22/2016
JP Morgan
Citigroup; JP Morgan; Merrill
Lynch & Co.; Morgan Stanley
Lehman Brothers
$2,324,329.05
$3,000,000,000.00
99.543
99.543
0.45%